UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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FILED BY A PARTY OTHER THAN THE REGISTRANT	☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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ADVANCED MEDICAL INSTITUTE INC.
(Name of Registrant as Specified In Its Charter)

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ADVANCED MEDICAL INSTITUTE INC.
(Name of Registrant as Specified In Its Charter)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 19, 2008

TO THE STOCKHOLDERS OF ADVANCED MEDICAL INSTITUTE INC:

The Annual Meeting of the Stockholders of Advanced Medical Institute Inc., a Nevada corporation (the “Company’), will be held on August 19, 2008, at 9:00a.m. (Sydney time), at the Company’s executive offices, located at Level 1, 204-218 Botany Road, Alexandria, NSW, Australia 2015 and at any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect four (4) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Kabani & Company, Inc., as the Company’s independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 18, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Tony Khan
Name:	Tony Khan
Title:	Secretary and Executive Vice President

Dated: July 30, 2008

ADVANCED MEDICAL INSTITUTE INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 19, 2008

INTRODUCTION

The Annual Meeting of the Stockholders of Advanced Medical Institute Inc., a Nevada corporation (the “Company’), will be held on August 19, 2008, at 9:00a.m. (Sydney time), at the Company’s executive offices, located at Level 1, 204-218 Botany Road, Alexandria, NSW, Australia 2015 and at any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect four (4) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Kabani & Company, Inc. as the Company’s independent auditors; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 18, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•
“FOR” the ratification of Kabani & Company, Inc. as the Company’s independent accountants for the year ending June 30, 2009, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of Common Stock, par value $.0001 (the “Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not voted on a particular matter will not be included as shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 53,507,450 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Tony Khan, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company’s Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company’s independent auditors.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of four (4) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified. In proposal 2, we are seeking ratification of the appointment of Kabani & Company, Inc. as the Company’s independent auditors.

WHY IS ADVANCED MEDICAL INSTITUTE INC. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Revised Statutes of the State of Nevada requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: The Company appointed Kabani & Company, Inc. to serve as the Company’s independent auditors for the year ended June 30, 2009. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 53,507,450 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of July 18, 2008 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class
Jacov (Jack) Vaisman Unit 131 18-34 Waverley Street Bondi Junction NSW 2022 Australia	10,250,000		19.16%

Forhad (Tony) Khan Suite 4, Level 1 26/3 Wolesly Grove Zetland NSW 2017 Australia	250,000		*

Dilip Shrestha 18/30 Mary Street Lidcambe NSW 2141 Australia	0		*

Anatoly Fanshil 22/2 Ocean Street Bondi Junction NSW 2026 Australia	800,000		1.50%

Spiro Baramilis 12 Merton Street Kogarah Bay NSW 2217 Australia	0		*

Geissler Holdings Limited 1 Raffles Place #21-01 OUB Centre Singapore 048616	8,850,000	(2)	16.54%

RRD Investments Pty Limited 65 Prospect Road Summer Hills, NSW 2130 Australia	3,400,000	(3)	6.35%

All Directors and Officers (5 people)	11,300,000		21.11%

* Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted. The persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2) Information obtained from Schedule 13D filed with the SEC on September 14, 2006.

(3) Information obtained from Schedule 13D filed with the SEC on September 14, 2006.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by us to our Chief Executive Officer and President and Chief Operating Officer and each of our other officers whose compensation exceeded $100,000 for each of the Company’s last three completed fiscal years.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jack Vaisman, Chief Executive Officer	2008	361,853	—	—	—	—	—	129,268	491,121
	2007	226,966	—	—	—	—	—	95,615	322,581
	2006	288,920	103,837	—	—	—	—	140,052	532,809
Dilip Shrestha, Chief Financial Officer	2008	210,629	—	—	—	—	—	50,460	261,089
	2007	126,054	—		—	—	—	9,862	135,916
	2006	85,999	—		—	—	—	7,753	93,752
Tony Khan, Executive Vice President	2008	240,221	—	—	—	—	—	34,693	274,914
	2007	160,737	—	—	—	—	—	9,971	170,708
	2006	161,378	51,913	—	—	—	—	39,357	252,648

Outstanding Equity Awards at Fiscal Year-End

There were no grants of options to purchase our common stock to the named executive officers at June 30, 2008

Director Compensation

None of the directors have received compensation for their respective services rendered to the Company for the year ended June 30, 2008.

Employee Benefit Plans

The Company has no employee benefit plans.

Employee contracts and termination of Employment and Change-in-Control

As of July 18, 2008, none of our officers and/or directors received any compensation for their respective services rendered to the Company, nor have they received such compensation in the past. However, compensation to officers is paid pursuant to employment contracts with our wholly-owned subsidiary, AMI Australia Holdings Pty Limited (“AMI Australia”). We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees. None of our executive officers or directors owned any securities exercisable for or convertible into our Common Stock as of July 18, 2008.

On August 29, 2005, AMI Australia executed an employment agreement with Dr. Jacov (Jack) Vaisman, the Company’s Chief Executive Officer and President and AMI Australia’s Chief Executive Officer. The employment agreement is effective as of July 1, 2005 and continues in perpetuity unless earlier terminated in accordance with the terms of the employment agreement. The Board of Directors of the Company approved the employment agreement by unanimous written consent on August 29, 2005. Pursuant to his employment agreement, Dr. Vaisman is entitled to receive an annual base salary of AU$350,000, approximately US$340,480, subject to increases as shall be determined by the Company’s board of directors and management of AMI Australia. In addition, the annual salary of Dr. Vaisman shall be supplemented by a bonus based on the Company achieving certain profit targets during prescribed periods. In addition to these base and bonus salary components, AMI Australia will also contribute retirement benefits (superannuation) for Dr. Vaisman in accordance with Australian legal requirements.

On June 21, 2005, AMI Australia executed employment agreements with Forhad (Tony) Khan, the Company’s Executive Vice President and Secretary and AMI Australia’s Chief Operating Officer, and Dilip Shrestha, the Company’s and AMI Australia’s Chief Financial Officer. Each of these employment agreements is effective as of July 1, 2005 and continues in perpetuity unless earlier terminated in accordance with the terms of the respective employment agreements. The Board of Directors of the Company approved the employment agreements by unanimous written consent on July 30, 2005.

Pursuant to his employment agreement, Mr. Khan is entitled to receive an annual base salary of AU$250,000, approximately US$233,472, subject to increases as shall be determined by the Company’s board of directors and management of AMI Australia. In addition, the annual salary of Mr. Khan shall be supplemented by a bonus based on the Company achieving certain profit targets during prescribed periods. In addition to these base and bonus salary components, AMI Australia will also contribute retirement benefits (superannuation) for Mr. Khan in accordance with Australian legal requirements.

Pursuant to his employment agreement, Mr. Shrestha is entitled to receive an annual base salary of AU$250,000, approximately US$233,472, subject to increases as shall be determined by the Company’s board of directors and management of AMI Australia. In addition, the annual salary of Mr. Shrestha shall be supplemented by a bonus based on the Company achieving certain profit targets during prescribed periods. In addition to these base and bonus salary components, AMI Australia will also contribute retirement benefits (superannuation) for Mr. Shrestha in accordance with Australian legal requirements.

There were no agreements in place for payments to any officers in the event of a change-in-control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

There were no related party transactions exceeding $120,000 during the year ended June 30, 2007 and 2008.

INDEMNIFICATION

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Revised Statutes of the State of Nevada. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Nevada law, including in circumstances in which indemnification is otherwise discretionary under Nevada law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

PROPOSAL 1
ELECTION OF DIRECTORS

Four (4) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of July 18, 2008.

Name	Age	Position

Jacov (Jack) Vaisman	61	Chief Executive Officer, President and Director

Dilip Shrestha	30	Chief Financial Officer

Forhad (Tony) Khan	45	Executive Vice President, Secretary and Director

Anatoly Fanshil	56	Director

Spiro Baramilis	50	Director

EXECUTIVE OFFICERS

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

There are no agreements or understandings for any officer or director of the Company to resign at the request of another person and none of the officers or directors is acting on behalf of or will act at the direction of any other person.

DR. JACOV (JACK) VAISMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR - Dr. Vaisman has served as the Company’s Chief Executive Officer, President and as a Director since March 21, 2005. Dr. Vaisman is a pioneer in the sexual dysfunction business in Australia. Since 2001, he has served as the managing director and chief executive officer of AMI Australia. He is responsible for the overall management and strategic direction of AMI Australia's impotency operations with the support of AMI Australia's chief operations officer, Tony Khan, and AMI's chief financial officer, Dilip Shrestha. Dr. Vaisman is also currently a consultant to and shareholder in Yayasan On Clinic, which operates a similar business in Indonesia. From 1993 through 2001, Dr Vaisman was the founder and director of On Clinic International in Australia, a predecessor of AMI Australia. The holder of a Bachelor of Medicine, a Master of Gynecology and a PhD in Medical Science, Dr Vaisman has more than 35 years of experience and expertise in the field of sexual health care provision and was recently granted an innovation patent in the field of premature ejaculation treatment by the Australian patent office.

DILIP SHRESTHA, CHIEF FINANCIAL OFFICER - Mr. Shrestha was appointed as the Company’s Chief Financial Officer on April 7, 2005. Mr. Shrestha has also served as the chief financial officer of AMI Australia since July 1, 2005. From 2001 to July 1, 2005, Mr. Shrestha was the Financial Controller of AMI Australia. Prior to that he was an Assistant Accountant with Australian Momentum Health Pty Ltd, one of two medical establishments leading in providing impotency treatment in Australia and a predecessor company to AMI Australia, a position he held from 1999 until 2001. Mr. Shrestha holds a Bachelor of Business Accounting, Master of E-Commerce and a Graduate Diploma of Information System and E-Commerce, and is a fully qualified certified practicing accountant in Australia.

FORHAD (TONY) KHAN, EXECUTIVE VICE PRESIDENT, SECRETARY AND DIRECTOR- - Mr. Khan has served as the Company’s Executive Vice President since July 30, 2005, he has been the Company’s Secretary and a Director since March 21, 2005. Mr. Khan has also served as chief operating officer of AMI Australia since July 1, 2005. From 2001 to July 1, 2005, Mr. Khan was the General Manager of AMI Australia. Prior to joining AMI Australia, Mr. Khan was the Director and sole operator of Australian Momentum Health (“AMH”), one of two medical establishments leading in providing impotency treatment in Australia. Mr. Khan was Sales Manager and then Operations Manager for On Clinic International prior to establishing AMH. Mr. Khan holds a Masters degree in Commerce and Accounting and has been involved in the industry for over 10 years.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

DR. JACOV (JACK) VAISMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR - see biographical information set forth above under “Directors and Executive Officers of the Company.”

FORHAD (TONY) KHAN, EXECUTIVE VICE PRESIDENT, SECRETARY AND DIRECTOR- - see biographical information set forth above under “Directors and Executive Officers of the Company.”

ANATOLY FANSHIL, DIRECTOR - From 1994 through the present, Mr. Fanshil has held the position of director of Australian Overseas Shipping Services Pty Limited. From 1991 to 1994, Mr. Fanshil was an engineering service manager for Australian Ocean Lines. From 1972 through 1991, Mr. Fanshil was employed by the Black Sea Shipping Company as an electrical engineer and also had oversight over the entire company for the repairs of various ships anchored in the seaports of Finland, Greece, Italy and Germany. Mr. Fanshil holds a degree in electrical engineering.

SPIRO BARAMILIS, DIRECTOR - From 1992 through 2004, Mr. Baramilis has been the owner and Managing Director of Australian International Marine Services Pty Limited, a company which provides supplies to marine vessels. From 1981 through 1992, Mr. Baramilis was employed by Nautilus Trading PTY LTD (and its predecessor company, Baramilis Marine PTY LTD), a company that supplies vessels with provisions and technical supplies. Mr. Baramilis attended Sydney Technical College and was educated in the field of mechanical engineering.

The Board of Directors will vote the proxies “FOR” the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE FOUR NOMINEES FOR DIRECTOR SET FORTH HEREIN.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Based on our review of copies of Forms 3, 4 and 5 filed with the SEC or written representations from certain reporting persons, we believe that during fiscal year ended June 30, 2008, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended June 30, 2005. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, Level 1, 204-218 Botany Road, Alexandria, NSW, Australia and a copy is also available for free on our Internet website (http://www.avmd.com.au).

BOARD AND COMMITTEE MEETINGS

The Board of Directors held four meetings during fiscal year ended June 30, 2008. No director attended fewer than 75% of the meetings of the Board and any committee of which the director was a member.

The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Compensation Committee

At a board of directors meeting on April 30, 2005, the Board of Directors approved a Compensation Committee and adopted a Compensation Committee Charter. At the meeting no director was elected to served on the Compensation Committee and as a result all compensation decisions are currently made by unanimous consent of all independent directors of the Company.

The Compensation Committee’s charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. The Compensation Committee did not meet during 2008.

Nominating and Corporate Governance Committee

At a board of directors meeting on April 30, 2005, the Board of Directors approved a Nominating and Corporate Governance Committee, adopted a Nominating and Corporate Governance Committee Charter. At the meeting no director was elected to served on the Nominating Committee and as a result all director nominees are currently made by unanimous consent of all independent directors of the Company.

The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER OF
ADVANCED MEDICAL INSTITUTE INC.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Advanced Medical Institute Inc. (the “Company”) shall consist of a minimum of three (3) directors, each of which shall meet the independence requirements and standards established from time to time by the securities exchange on which the Company’s securities are listed or quoted for trading. The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

1.	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

2.	To review with the Board from time to time the appropriate skills and characteristics required of Board members.

3.	To establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

4.	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

Adopted: April 30, 2005

Nomination by Stockholders

Our By-laws include a provision that permits a stockholder of record, that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation, to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office prior to the scheduled date of the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

•
The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.

If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.

Audit Committee

The Board of Directors has adopted an Audit Committee Charter. The Board of Directors had appointed each of Anatoly Fanshil and Spiro Baramilis to the Audit Committee. Spiro Baramilis meets the independence requirements and standards currently established by the SEC. An internal review by the Board of Directors has determined that Anatoly Fanshil does not meet the independence requirements established by the SEC, however he currently serves as a member of the Audit Committee because the Board of Directors has deemed it in the best interest of the Company. In addition, the Board of Directors has not yet designated a member to serve on the Audit Committee as an "audit committee financial expert" within the meaning of the rules and regulations of the SEC because they have not found a qualified independent individual who meets the requirements for the position. The Company is currently in the process of meeting with independent persons who have the qualifications to serve as a director and on the Audit Committee as the "audit committee financial expert" for the Audit Committee.

The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees.

AUDIT COMMITTEE CHARTER
OF
ADVANCED MEDICAL INSTITUTE INC.
MISSION STATEMENT

The Audit Committee of Advanced Medical Institute Inc. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as a “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

1.	Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2.	Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3.	Review and approve all transactions with affiliates, related parties, directors and executive officers.

4.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

1.
Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

2.
Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

3.
Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

4.
Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

5.
Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

6.	Review and approve all compensation to the independent auditors for all audit and non-audit services.

7.
Review regularly with the independent auditors any audit problems or difficulties and management’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

8.	Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

1.
After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

2.
Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis o£ Financial Condition and Results of Operations”.

3.
Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

4.
Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

5.
Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

6.
Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

7.
Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

1.	Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:
a)	the scope of internal accounting and auditing procedures then in effect;

b)	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

c)	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

2.
Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

3.	Review on an annual basis the performance of the internal audit group.

4.
In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5.
Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other

1.	Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

2.	Conduct any and all investigations it deems necessary or appropriate.

Review of our Audited Financial Statements for the Fiscal Year ended June 30, 2007

The Audit Committee (the “Committee”) has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2007 with management.

The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•
Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during the fiscal year ended June 30, 2007 was compatible with the independent auditors’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s SEC reports prior to filing and intends to continue this practice in the future. In addition, the Committee reviews all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Anatoly Fanshil
Spiro Baramilis

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Doyle Corporate Pty Limited, PO Box 335, Petersham NSW 2049, Australia or send an e-mail to Email:rdoyle@staywellgroup.com. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Kabani & Company, Inc. has served as our independent auditors since March 29, 2006 when it replaced Lichter, Yu & Associates. The Board of Directors has appointed Kabani & Company, Inc. to continue as our independent auditors for the fiscal year ending June 30, 2009. A representative of Kabani & Company, Inc., is expected to be present at the Annual Meeting via telephone to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES FOR FISCAL YEAR ENDED JUNE 30, 2008

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and the review or audit of the interim statements. The total fees billed for Kabani & Company, Inc. for the fiscal year ended June 30, 2008 was $46,950 and applicable for the fiscal year ended June 30, 2007 was $78,500.

AUDIT RELATED FEES FOR FISCAL YEAR ENDED JUNE 30, 2008

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and the review or audit of the interim statements. The total fees billed for Kabani & Company, Inc. during the fiscal year ended June 30, 2008 was $0.

TAX FEES FOR FISCAL YEAR ENDED JUNE 30, 2008

There were no tax fees billed by Kabani & Company, Inc. for the fiscal year ended June 30, 2008.

ALL OTHER FEES FOR FISCAL YEAR ENDED JUNE 30, 2008

There were no other fees billed by Kabani & Company, Inc. for the fiscal year ended June 30, 2008.

PRE-APPROVAL OF SERVICES

The Audit Committee pre-approves all services, including audit services, provided by our independent accountants. For audit services, the independent auditor provides the board with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the board before the audit commences. Until the Company finds an independent director to serve as financial expert of the Audit Committee (as described in herein), Anatoly Fanshil and Spiro Baramilis will perform the duties of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

MISCELLANEOUS

2009 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2009 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before May 15, 2009. Stockholders of the Company wishing to include proposals in the proxy material for the 2009 Annual Meeting of Stockholders must submit the same in writing so as to be received by Tony Khan, the Secretary of the Company on or before April 30, 2009. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended June 30, 2008, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Doyle Corporate Pty Limited, PO Box 335, Petersham NSW 2049, Australia or send an e-mail to Email: rdoyle@staywellgroup.com. Our Annual Report on Form 10-KSB and our other filings with the SEC, including the exhibits, are also available for free on our Internet site (http://www.avmd.com.au) and the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 30, 2008. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Tony Khan

Name:	Tony Khan
Title:	Secretary and Executive Vice President

July 30, 2008

ADVANCED MEDICAL INSTITUTE INC. PROXY
FOR ANNUAL MEETING TO BE HELD ON AUGUST 19, 2008

The undersigned stockholder of Advanced Medical Institute Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Khan, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of the Company to be held on August 19, 2008, at 9:00a.m. (Sydney time), at the Company’s executive offices, located at Level 1, 204-218 Botany Road, Alexandria, NSW, Australia 2015 and at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.
Elect four (4) Directors	Jack Vaisman ¡	Anatoly Fanshil ¡
	Tony Khan ¡	Spiro Baramilis ¡

☐ WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2.
Proposal to ratify the appointment of Kabani & Company Inc. as the Company’s independent auditors.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I PLAN ON ATTENDING THE ANNUAL MEETING ☐

Signature of Stockholder ☐ Date: ☐

Signature of Stockholder ☐ Date: ☐

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ADVANCED MEDICAL INSTITUTE INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

AUGUST 19, 2008

The undersigned hereby appoints Tony Khan proxy with power of substitution and hereby authorizes him to represent and to vote, as designated on the reverse side, all of the shares of common stock of Advanced Medical Institute Inc. held of record by the undersigned on July 18, 2008 at the Annual Meeting of Stockholders to be held at to be held on August 19, 2008, at 9:00a.m. (Sydney time), at the Company’s executive offices, located at Level 1, 204-218 Botany Road, Alexandria, NSW, Australia 2015, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side.)